UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Augsut 10, 2001



                                  Piranha, Inc.
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        (Exact name of small business issuer as specified in its charter)


Delaware                             0-20190                          36-3859518
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(State or other jurisdiction     (Commission File               (I.R.S.Employer
     of incorporation)               Number)                 Identification No.)

2425 N. Central Expressway, Suite 480, Richardson, TX                    75080
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(Address of principal executive offices)                             (Zip Code)



(Registrant's telephone number, including area code: (972) 739-0373)




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              (Former name, former address and former fiscal year,
                         if changed since last report)


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    Item 5.  Other Information.

On Friday afternoon, August 10, 2001, the United States Bankruptcy Court, Northern District of Texas, Dallas Division, entered a Temporary Restraining Order against Richard S. Berger, Bruce P. Golden, Bruce P. Golden & Associates, and Feldman, Sherb, Horowitz & Co., P. C.. The Temporary Restraining Order enjoins each of the named defendants from

(a) taking any further action, whatsoever, in the name or on behalf of Piranha, including but not limited to, further prosecution of [litigation originally filed in Chicago on August 8, 2001];

(b) taking any further action against any of Piranha's assets, whether tangible or intangible, including but not limited to assets of Piranha's bankruptcy estate pursuant to 11 U.S.C. Section 541, other than to return to Piranha, care of its [bankruptcy] counsel, assets of Piranha;

(c) making or causing to be made any public press releases or other forms of public information on behalf of [Piranha] concerning Piranha, except as expressly permitted in accordance with all applicable state and federal securities laws;

(d) transferring, disposing, pledging, destroying, or in any other manner encumbering any of Piranha's assets, other than to return to Piranha, care of it [bankruptcy] counsel assets of Piranha;

(e) contacting any third parties in control of assets of Piranha, including, but not limited to, Piranha's employees, agents, banks, attorneys, or other professionals, except as necessary to cause the return of such assets to Piranha, care of its [bankruptcy] counsel; and

(f)  purporting to act as directors of Piranha;

(g)  from holding any meeting of Piranha  shareholders without proper filing and
     distribution   of  proxy  or  information   statements  or  annual  reports
     containing all information required by law.

A hearing for a Preliminary Injunction is set for August 16, 2001, at 2:00 p.m., Central Time.

The Temporary Restraining Order was based upon claims that Richard S. Berger and his agents, including Bruce P. Golden, Bruce P. Golden & Associates, and Feldman, Sherb, Horowitz & Co., P.C.,

(a) improperly solicited consents from Piranha's shareholders in an attempt to remove Piranha's existing board of directors without providing information required by applicable regulations of federal securities laws;

(b) issued, or caused to be issued, public filings and press releases regarding the status of Piranha on behalf of Piranha without due authorization from Piranha's existing board of directors;

(c) Berger's obtaining or attempting to obtain control over Piranha's assets and bank accounts such as (i) removing certain of Piranha's existing board of directors from the approved signatory list for access to the City National Bank of Taylor, Texas maintained by Piranha's critical non-debtor subsidiary; (ii) initiating an unauthorized transfer to himself from Piranha's accounts totaling approximately $675,000; and (iii) repeatedly refusing, and continuing to refuse, the proper requests and demands made by Piranha and its board of directors for the return of assets and property of Piranha including, without limitation, Piranha's corporate books and financial records, files related to various suits currently pending against Piranha.

This  Temporary   Restraining  Order  was  issued  by  the  court  handling  the registrant's bankruptcy proceeding filed on August 8, 2001. JJT, Inc., the registrant's wholly owned subsidiary, did not file as part of that proceeding.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.


    Date: August 11, 2001
                                      Piranha, Inc.


                                      /s/ Edward W. Sample
                                      --------------------
                                      Edward W. Sample, Chief Executive Officer